[GRAPHIC OMITTED] POPULAR                                     [GRAPHIC OMITTED]
                  ABS, INC.(SM)                               FBR(R)

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-5


                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

----------------------------------------------------------
COUNTERPARTY
----------------------------------------------------------
UNDERWRITER            FBR
----------------------------------------------------------
ISSUER                 Popular
----------------------------------------------------------
DEPOSITOR              Popular ABS, Inc.
----------------------------------------------------------
SELLER                 Popular/Equity One
----------------------------------------------------------
AGGREGATOR
----------------------------------------------------------
REP PROVIDER           Popular/Equity One
----------------------------------------------------------
MASTER SERVICER
----------------------------------------------------------
TRUSTEE                JP Morgan Chase
----------------------------------------------------------
MI PROVIDER            No MI
----------------------------------------------------------
MONOLINE               n/a
----------------------------------------------------------
CREDIT MANAGER         n/a
----------------------------------------------------------
FEDERAL TAX STATUS     REMIC
----------------------------------------------------------



----------------------------------------------------------
ORIGINATORS                GROUP (%)       TOTAL (%)
----------------------------------------------------------
Equity One                         100.00      100.00
----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------
SERVICERS                  GROUP (%)       TOTAL (%)
----------------------------------------------------------
Equity One/Popular                 100.00      100.00
----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------



----------------------------------------------------------
         FICO               AGG UPB          AGG %
----------------------------------------------------------
        < 500                           -       0.00%
----------------------------------------------------------
      500 - 519                28,892,369       3.54%
----------------------------------------------------------
      520 - 539                32,368,118       3.96%
----------------------------------------------------------
      540 - 559                27,671,016       3.39%
----------------------------------------------------------
      560 - 579                45,625,332       5.58%
----------------------------------------------------------
      580 - 599                81,907,171      10.03%
----------------------------------------------------------
      600 - 619               100,562,249      12.31%
----------------------------------------------------------
      620 - 639               140,906,969      17.25%
----------------------------------------------------------
      640 - 659               123,703,094      15.14%
----------------------------------------------------------
      660 - 679                87,722,039      10.74%
----------------------------------------------------------
      680 - 699                58,388,689       7.15%
----------------------------------------------------------
      700 - 719                34,716,744       4.25%
----------------------------------------------------------
      720 - 739                21,337,135       2.61%
----------------------------------------------------------
      740 - 759                15,176,394       1.86%
----------------------------------------------------------
      760 - 779                10,927,892       1.34%
----------------------------------------------------------
      780 - 799                 5,806,527       0.71%
----------------------------------------------------------
       800 plus                 1,290,772       0.16%
----------------------------------------------------------

----------------------------------------------------------------
COLLATERAL INFO                      GROUP           TOTAL
----------------------------------------------------------------
Gross WAC                                7.223%          7.131%
----------------------------------------------------------------
WA CLTV                                  83.06%          82.83%
----------------------------------------------------------------
CLTV >80%                                44.75%          61.66%
----------------------------------------------------------------
CLTV >90%                                20.98%          36.06%
----------------------------------------------------------------
CLTV >95%                                15.23%          29.42%
----------------------------------------------------------------
LB <$50,000                               0.45%           0.28%
----------------------------------------------------------------
LB $50k - $100k                          12.13%           8.26%
----------------------------------------------------------------
LB $100k - $150k                         22.29%          16.66%
----------------------------------------------------------------
WA FICO                                     627             632
----------------------------------------------------------------
<560 FICO                                13.87%          10.89%
----------------------------------------------------------------
560 - 600 FICO                           16.69%          16.24%
----------------------------------------------------------------
SF / TH / PUD                            87.73%          88.02%
----------------------------------------------------------------
2-4 Family                                8.15%           7.59%
----------------------------------------------------------------
Condo                                     4.12%           4.39%
---------------------------------------------------------------
Manufactured Housing (MH)                 0.00%           0.00%
----------------------------------------------------------------
Other                                     0.00%           0.00%
----------------------------------------------------------------
Primary                                  95.69%          96.41%
----------------------------------------------------------------
Second                                    0.05%           0.02%
----------------------------------------------------------------
Investment                                4.26%           3.57%
----------------------------------------------------------------
Full / Alt                               70.40%          64.83%
----------------------------------------------------------------
Stated / Limited                         29.60%          35.17%
----------------------------------------------------------------
NINA                                      0.00%           0.00%
----------------------------------------------------------------
1st Lien                                100.00%         100.00%
----------------------------------------------------------------
2nd Lien                                  0.00%           0.00%
----------------------------------------------------------------
State 1                                      NY              NY
----------------------------------------------------------------
%                                        12.15%          11.92%
----------------------------------------------------------------
State 2                                      MI              CA
----------------------------------------------------------------
%                                         8.88%           8.73%
----------------------------------------------------------------
State 3                                      FL              FL
----------------------------------------------------------------
%                                         7.24%           8.53%
----------------------------------------------------------------
State 4                                      MD              MD
----------------------------------------------------------------
%                                         7.11%           8.14%
----------------------------------------------------------------
State 5                                      CA              MI
----------------------------------------------------------------
%                                         4.80%           6.44%
----------------------------------------------------------------
ARM / HYB                                61.25%          54.61%
----------------------------------------------------------------
Fixed                                    38.75%          45.39%
----------------------------------------------------------------
Purchase                                 17.52%          26.38%
----------------------------------------------------------------
Refi-RT                                   6.01%           5.04%
----------------------------------------------------------------
Refi-CO                                  76.47%          68.58%
----------------------------------------------------------------
Size                               $353,293,241    $817,002,510
----------------------------------------------------------------
AVG Balance                            $158,427        $186,318
----------------------------------------------------------------
Loan Count                                2,230           4,385
----------------------------------------------------------------
Interest Only (IO)                       21.10%          18.44%
----------------------------------------------------------------
Negative Amortization                     0.00%           0.00%
----------------------------------------------------------------

--------------------------------------------------------------------------------
      GWAC           AGG ARM UPB         ARM %        AGG FIX UPB         FIX %
--------------------------------------------------------------------------------
0 - 4.5                        -            -                   -            -
--------------------------------------------------------------------------------
4.5 - 5                1,121,870        0.14%              49,758        0.01%
--------------------------------------------------------------------------------
5 - 5.5                6,244,476        0.76%             999,371        0.12%
--------------------------------------------------------------------------------
5.5 - 6               34,588,905        4.23%          25,405,252        3.11%
--------------------------------------------------------------------------------
6 - 6.5               84,404,502       10.33%          47,874,135        5.86%
--------------------------------------------------------------------------------
6.5 - 7              124,599,210       15.25%         110,358,077       13.51%
--------------------------------------------------------------------------------
7 - 7.5               78,886,437        9.66%          74,460,381        9.11%
--------------------------------------------------------------------------------
7.5 - 8               65,246,650        7.99%          70,330,221        8.61%
--------------------------------------------------------------------------------
8 - 8.5               22,589,708        2.76%          22,486,682        2.75%
--------------------------------------------------------------------------------
8.5 - 9               17,929,278        2.19%          13,304,784        1.63%
--------------------------------------------------------------------------------
9 - 9.5                4,990,917        0.61%           2,559,497        0.31%
--------------------------------------------------------------------------------
9.5 - 10               3,457,420        0.42%           1,824,954        0.22%
--------------------------------------------------------------------------------
10 - 10.5                928,680        0.11%             424,885        0.05%
--------------------------------------------------------------------------------
10.5 - 11                943,512        0.12%             479,528        0.06%
--------------------------------------------------------------------------------
11 - 11.5                204,680        0.03%              98,839        0.01%
--------------------------------------------------------------------------------
11.5 - 12                 55,584        0.01%             104,356        0.01%
--------------------------------------------------------------------------------
12 - 12.5                      -            -              49,961        0.01%
--------------------------------------------------------------------------------
12.5 - 13                      -            -                   -            -
--------------------------------------------------------------------------------
13 - 13.5                      -            -                   -            -
--------------------------------------------------------------------------------
13.5 - 14                      -            -                   -            -
--------------------------------------------------------------------------------
14 - 14.5                      -            -                   -            -
--------------------------------------------------------------------------------
14.5 +                         -            -                   -            -
--------------------------------------------------------------------------------


--------------------------------------------------------------
RATINGS
--------------------------------------------------------------
Moody's Rating
--------------------------------------------------------------
S&P Rating
--------------------------------------------------------------
Fitch Rating
--------------------------------------------------------------
DBRS Rating
--------------------------------------------------------------


--------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------
Subordination (not including OC)
--------------------------------------------------------------
Prefund OC (%)
--------------------------------------------------------------
Initial Target OC (%)
--------------------------------------------------------------
Stepdown OC (%)
--------------------------------------------------------------
Stepdown Date
--------------------------------------------------------------
Excess Interest (12m Avg, Fwd Libor)
--------------------------------------------------------------

NOTES

All non-dollar amount numbers (excluding loan count) should be formatted as percentages

Any 'Group' column refers to the collateral group that backs Freddie's class

Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.

The FICO and GWAC tables should be based on The Total pool.

LB is current loan balance

For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)

If a particular field has no data, enter 0% or $0 rather than 'NA'

Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)


--------------------------------------------------------------------------------------------------------------------------------
           FIXED                                                COMBINED LTV
         FULL DOC           ----------------------------------------------------------------------------------------------------
                                 0% -    60.1% -      70.1% -      75.1% -      79.1% -       80.1% -      90.1% -       95.1% -
        FICO RANGE                60%      70%          75%          79%          80%           90%          95%          100%
--------------------------------------------------------------------------------------------------------------------------------
        Less than 560           0.35%      0.65%        0.53%        0.32%        0.92%         1.57%        0.00%         0.03%
      --------------------------------------------------------------------------------------------------------------------------
            560 - 599           0.27%      0.57%        0.53%        0.29%        0.87%         2.38%        0.26%         0.56%
      --------------------------------------------------------------------------------------------------------------------------
            600 - 619           0.08%      0.20%        0.35%        0.17%        0.69%         1.38%        0.68%         0.77%
      --------------------------------------------------------------------------------------------------------------------------
            620 - 659           0.08%      0.44%        0.24%        0.41%        1.29%         2.65%        1.07%         3.27%
      --------------------------------------------------------------------------------------------------------------------------
            660 - 699           0.09%      0.14%        0.16%        0.09%        0.70%         0.91%        0.52%         2.17%
      --------------------------------------------------------------------------------------------------------------------------
            700 - 740           0.10%      0.09%        0.02%        0.20%        0.25%         0.38%        0.22%         0.90%
      --------------------------------------------------------------------------------------------------------------------------
              740 +             0.04%      0.03%        0.06%        0.08%        0.29%         0.18%        0.18%         0.30%
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
           FIXED                                                COMBINED LTV
       NOT FULL DOC          ---------------------------------------------------------------------------------------------------
                                 0% -    60.1% -      70.1% -      75.1% -      79.1% -       80.1% -      90.1% -       95.1% -
        FICO RANGE                60%      70%          75%          79%          80%           90%          95%          100%
--------------------------------------------------------------------------------------------------------------------------------
          Less than 560         0.11%      0.22%        0.20%        0.05%        0.05%         0.00%        0.00%         0.00%
      --------------------------------------------------------------------------------------------------------------------------
            560 - 599           0.18%      0.17%        0.30%        0.19%        0.41%         0.33%        0.00%         0.01%
      --------------------------------------------------------------------------------------------------------------------------
            600 - 619           0.09%      0.20%        0.34%        0.15%        0.12%         0.55%        0.09%         0.04%
      --------------------------------------------------------------------------------------------------------------------------
            620 - 659           0.29%      0.36%        0.34%        0.20%        1.25%         1.41%        0.05%         0.48%
      --------------------------------------------------------------------------------------------------------------------------
            660 - 699           0.07%      0.17%        0.39%        0.09%        1.31%         0.48%        0.14%         0.62%
      --------------------------------------------------------------------------------------------------------------------------
            700 - 740           0.10%      0.07%        0.07%        0.04%        0.41%         0.49%        0.03%         0.14%
      --------------------------------------------------------------------------------------------------------------------------
              740 +             0.14%      0.06%        0.02%        0.00%        0.25%         0.08%        0.00%         0.06%
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
       AMORTIZING ARM                                            COMBINED LTV
           FULL DOC          ---------------------------------------------------------------------------------------------------
                                 0% -    60.1% -      70.1% -      75.1% -      79.1% -       80.1% -      90.1% -       95.1% -
        FICO RANGE                60%      70%          75%          79%          80%           90%          95%          100%
--------------------------------------------------------------------------------------------------------------------------------
          Less than 560         0.27%      0.87%        0.68%        0.23%        1.23%         1.14%        0.00%         0.00%
      --------------------------------------------------------------------------------------------------------------------------
            560 - 599           0.05%      0.11%        0.26%        0.07%        0.92%         1.61%        0.42%         1.21%
      --------------------------------------------------------------------------------------------------------------------------
            600 - 619           0.02%      0.04%        0.05%        0.03%        0.59%         0.71%        0.39%         1.16%
      --------------------------------------------------------------------------------------------------------------------------
            620 - 659           0.04%      0.09%        0.14%        0.13%        0.41%         1.05%        0.58%         2.77%
      --------------------------------------------------------------------------------------------------------------------------
            660 - 699           0.00%      0.01%        0.02%        0.04%        0.45%         0.41%        0.24%         1.34%
      --------------------------------------------------------------------------------------------------------------------------
            700 - 740           0.00%      0.00%        0.01%        0.00%        0.17%         0.07%        0.05%         0.32%
      --------------------------------------------------------------------------------------------------------------------------
              740 +             0.00%      0.02%        0.00%        0.00%        0.02%         0.06%        0.02%         0.23%
--------------------------------------------------------------------------------------------------------------------------------

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type
2.   Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)
4.   Approximate loan population fine
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection
6.   The sum of all six FICO/CLTV grids should sum to 100%


--------------------------------------------------------------------------------------------------------------------------------
       AMORTIZING ARM                                            COMBINED LTV
        NOT FULL DOC         ---------------------------------------------------------------------------------------------------
                                 0% -    60.1% -      70.1% -      75.1% -      79.1% -       80.1% -      90.1% -       95.1% -
        FICO RANGE                60%      70%          75%          79%          80%           90%          95%          100%
--------------------------------------------------------------------------------------------------------------------------------
         Less than 560          0.24%      0.25%        0.23%        0.05%        0.30%         0.23%        0.00%         0.02%
         -----------------------------------------------------------------------------------------------------------------------
           560 - 599            0.04%      0.05%        0.20%        0.00%        0.57%         0.85%        0.07%         0.07%
         -----------------------------------------------------------------------------------------------------------------------
           600 - 619            0.04%      0.08%        0.07%        0.07%        0.43%         0.48%        0.00%         0.54%
         -----------------------------------------------------------------------------------------------------------------------
           620 - 659            0.06%      0.12%        0.18%        0.21%        1.02%         0.99%        0.27%         2.44%
         -----------------------------------------------------------------------------------------------------------------------
           660 - 699            0.02%      0.04%        0.05%        0.11%        0.78%         0.60%        0.04%         1.59%
         -----------------------------------------------------------------------------------------------------------------------
           700 - 740            0.13%      0.00%        0.00%        0.06%        0.19%         0.15%        0.03%         0.62%
         -----------------------------------------------------------------------------------------------------------------------
             740 +              0.03%      0.00%        0.05%        0.00%        0.23%         0.21%        0.09%         0.19%
--------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
     NON-AMORTIZING ARM                                          COMBINED LTV
        FULL DOC             ---------------------------------------------------------------------------------------------------
                                 0% -    60.1% -      70.1% -      75.1% -      79.1% -       80.1% -      90.1% -       95.1% -
        FICO RANGE                60%      70%          75%          79%          80%           90%          95%          100%
--------------------------------------------------------------------------------------------------------------------------------
             Less than 560      0.00%      0.00%        0.00%        0.00%        0.03%         0.08%        0.00%         0.00%
         -----------------------------------------------------------------------------------------------------------------------
               560 - 599        0.03%      0.06%        0.03%        0.00%        0.49%         0.54%        0.06%         0.25%
         -----------------------------------------------------------------------------------------------------------------------
               600 - 619        0.03%      0.05%        0.02%        0.05%        0.27%         0.35%        0.01%         0.42%
         -----------------------------------------------------------------------------------------------------------------------
               620 - 659        0.01%      0.01%        0.00%        0.21%        0.79%         1.46%        0.20%         1.76%
         -----------------------------------------------------------------------------------------------------------------------
               660 - 699        0.00%      0.07%        0.08%        0.04%        0.55%         0.51%        0.16%         0.97%
         -----------------------------------------------------------------------------------------------------------------------
               700 - 740        0.00%      0.02%        0.00%        0.00%        0.31%         0.11%        0.02%         0.26%
         -----------------------------------------------------------------------------------------------------------------------
                 740 +          0.00%      0.08%        0.05%        0.04%        0.14%         0.17%        0.05%         0.18%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
     NON-AMORTIZING ARM                                          COMBINED LTV
        NOT FULL DOC         ---------------------------------------------------------------------------------------------------
                                 0% -    60.1% -      70.1% -      75.1% -      79.1% -       80.1% -      90.1% -       95.1% -
        FICO RANGE                60%      70%          75%          79%          80%           90%          95%          100%
--------------------------------------------------------------------------------------------------------------------------------
            Less than 560       0.00%      0.00%        0.00%        0.00%        0.00%         0.04%        0.00%         0.00%
         -----------------------------------------------------------------------------------------------------------------------
               560 - 599        0.03%      0.00%        0.06%        0.06%        0.16%         0.02%        0.00%         0.04%
         -----------------------------------------------------------------------------------------------------------------------
               600 - 619        0.00%      0.02%        0.03%        0.00%        0.00%         0.20%        0.06%         0.18%
         -----------------------------------------------------------------------------------------------------------------------
               620 - 659        0.00%      0.03%        0.00%        0.06%        0.58%         0.46%        0.32%         2.14%
         -----------------------------------------------------------------------------------------------------------------------
               660 - 699        0.02%      0.00%        0.03%        0.00%        0.62%         0.28%        0.08%         0.67%
         -----------------------------------------------------------------------------------------------------------------------
               700 - 740        0.04%      0.00%        0.00%        0.00%        0.22%         0.00%        0.16%         0.38%
         -----------------------------------------------------------------------------------------------------------------------
                 740 +          0.00%      0.00%        0.00%        0.00%        0.00%         0.03%        0.06%         0.32%
--------------------------------------------------------------------------------------------------------------------------------

         CHECK FOR 0'S
------------------------------------------------
         Total equals 100%           0.00%
------------------------------------------------
         GT 80% Match                0.00%
------------------------------------------------
         ARM Match                   0.00%
------------------------------------------------
         IO Match                    0.00%
------------------------------------------------
         FICO % Match               -0.64%
------------------------------------------------